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                                                                  Exhibit 10.26j

                                FOURTH AMENDMENT

                  THIS FOURTH AMENDMENT (this "Amendment") is made and entered into as of this 15th day of February, 2000, by and among GT Interactive Software Corp., a Delaware corporation (the "Borrower"), and Infogrames Entertainment SA (the "Lender").

                              Statement of Purpose

                  The Borrower is a party to the Credit Agreement, dated as of September 11, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, the lenders from time to time parties thereto (the "Existing Lenders") and First Union National Bank, as administrative agent for the Existing Lenders (the "Existing Agent"). Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

                  Pursuant to a Master Assignment and Acceptance, dated as of the date hereof (the "Assignment and Acceptance"), the Lender has acquired all of the commitments of each of the Existing Lenders under the Credit Agreement.

                  Simultaneously with the acquisition by the Lender of the commitments under the Credit Agreement pursuant to the Assignment and Acceptance, the Existing Agent has resigned as Administrative Agent under the Credit Agreement and the other Loan Documents, and the Borrower has informed the Existing Agent that the Borrower and the Lender, as the sole lender under the Credit Agreement on the date hereof, has appointed the Lender as successor Administrative Agent under the Credit Agreement and the other Loan Documents pursuant to Section 12.9 of the Credit Agreement.

                  In connection with the resignation of the Existing Agent and pursuant to a Collateral Assignment Agreement, dated as of the date hereof (the "Collateral Assignment Agreement"), the Existing Agent has assigned to the Lender, as successor Administrative Agent under the Credit Agreement, all of the Existing Agent's right, title and interest in the Collateral and the Collateral Documents (each such capitalized term as defined in the Collateral Assignment Agreement).

                  The Borrower and the Lender have requested that certain Letters of Credit described on Schedule A hereto that were issued under the Credit Agreement and are outstanding on the date hereof remain outstanding until the expiry thereof by their respective terms and have requested that the Existing Agent, as Issuing Lender under the Credit Agreement, enter into a Reimbursement and Cash Collateral Agreement pursuant to which such Letters of Credit, subject to the terms and conditions hereof, will remain outstanding.

                  In connection with the aforesaid, the Borrower has requested that the Lender agree to amend certain provisions of the Credit Agreement as set forth more fully below and, subject to the terms and conditions hereof, the Lender is willing to agree to such requested amendments.

                  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
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                  SECTION 1. AMENDMENTS.

         1.1 Amendments to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in its proper alphabetical order:

                  "Reimbursement and Cash Collateral Agreement" means the Reimbursement and Cash Collateral Agreement, dated as of February 15, 2000, between the Borrower and First Union.

         1.2 Amendment to Article X (Negative Covenants). Article X of the Credit Agreement is hereby amended by:

                  (a) adding new paragraph (j) at the end of Section 10.1 as follows:

                           "(j) Debt of the Borrower under the Reimbursement and
                  Cash Collateral Agreement.";

         and

                  (b) adding new paragraph (l) at the end of Section 10.3 as follows:

                           "(l) Liens of First Union securing Debt under the
                  Reimbursement and Cash Collateral Agreement.".

                  SECTION 2. MISCELLANEOUS.

         2.1 Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lender's consent or indicate its willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

         2.2 Counterparts. This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         2.3 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                          GT INTERACTIVE SOFTWARE CORP.


                          By:______________________________
                             Name:
                             Title:





                          INFOGRAMES ENTERTAINMENT SA,
                          as Administrative Agent and Lender


                          By:______________________________
                             Name:
                             Title:



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